UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2025

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue, Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 par value	INTU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.
As previously announced, effective August 1, 2025, Intuit Inc. (the Company) combined its Consumer, Credit Karma, and ProTax businesses into a single Consumer business in order to better serve the diverse financial needs of its customers as one consumer platform. Since August 1, 2025, the Company has operated as two reporting segments: Consumer and Global Business Solutions. Since that date, the information that the Company's chief operating decision maker is regularly provided and reviews for purposes of allocating resources and assessing performance reflects this change.
To conform with these segment reporting changes, the Company has recast certain previously reported amounts and updated related disclosures contained in its Annual Report on Form 10-K for the fiscal year ended July 31, 2025 (2025 Form 10-K).
The Company is filing this Current Report on Form 8-K to provide the recast consolidated financial information for each of the three years covered in the 2025 Form 10-K. The updates do not represent a restatement of previously issued financial statements. The recast information of Items contained in the 2025 Form 10-K is presented in Exhibit 99.01 and incorporated herein by reference.
The information included in this Form 8-K is presented for informational purposes only in connection with the segment reporting changes described above and does not amend or restate our audited consolidated financial statements, which were included in our 2025 Form 10-K. This Form 8-K does not reflect events occurring after we filed our 2025 Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the impact of the segment changes described above. For developments subsequent to the filing of the 2025 Form 10-K, refer to our Quarterly Report on Form 10-Q for the quarter ended October 31, 2025. This Form 8-K should be read in conjunction with the 2025 Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended October 31, 2025.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

23.01	Consent of Independent Registered Public Accounting Firm
99.01
Items from Annual Report on Form 10-K for the fiscal year ended July 31, 2025, revised to update historical segment information and related disclosures to reflect a change in Intuit Inc.'s segments: Part I, Item 1. Business; Part I, Item 2. Properties; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8. Financial Statements and Supplementary Data.

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2025	INTUIT INC.

	By:	/s/ SANDEEP S. AUJLA
Sandeep S. Aujla
Executive Vice President and Chief Financial Officer